                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of report: 18-Sep-03

                        CIT Equipment Collateral 2003-VT1

 A Delaware                 Commission File                 I.R.S. Employer
Corporation                  No. 0001240986                  No. 75-6688971

                           c/o CIT Financial USA, Inc.
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

Item 5. Other

                        CIT Equipment Collateral 2003-VT1
                            Monthly Servicing Report


                                         Determination Date:          09/18/03
                                          Collection Period:          08/31/03
                                               Payment Date:          09/22/03

I. AVAILABLE FUNDS

   A.  Available Pledged Revenues

        a.       Scheduled Payments Received                                          $ 22,592,838.27
        b.       Liquidation Proceeds Allocated to Owner Trust                             182,361.26
        c.       Required Payoff Amounts of Prepaid Contracts                              600,667.86
        d.       Required Payoff Amounts of Purchased Contracts                                  0.00
        e.       Proceeds of Clean-up Call                                                       0.00
        f.       Investment Earnings on Collection Account and Note
                  Distribution Account                                                           0.00
                                                                                      ---------------
                         Total Available Pledged Revenues =                           $ 23,375,867.39

   B.  Determination of Available Funds

        a.       Total Available Pledged Revenues                                     $ 23,375,867.39
        b.       Receipt from Class A-3a Swap Counterparty                                       0.00
        c.       Servicer Advances                                                       2,981,276.95
        d.       Recoveries of  prior Servicer Advances                                 (1,698,497.61)
        e.       Withdrawal from Cash Collateral Account                                    68,395.52
                                                                                    -----------------
                         Total Available Funds =                                      $ 24,727,042.25
                                                                                    =================



II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

            1.    Servicing Fee                                                                              493,161.83

            2.    Class A-1 Note Interest Distribution                                     187,104.68
                  Class A-1 Note Principal Distribution                                 21,382,559.38
                                                 Aggregate Class A-1 distribution                         21,569,664.06

            3.    Class A-2 Note Interest Distribution                                     169,333.33
                  Class A-2 Note Principal Distribution                                          0.00
                                                 Aggregate Class A-2 distribution                            169,333.33

            4.    Class A-3a Note Interest Distribution                                    247,793.33
                  Class A-3a Note Principal Distribution                                         0.00

                  Class A-3b Note Interest Distribution                                    154,850.00
                  Class A-3b Note Principal Distribution                                         0.00
                                                 Aggregate Class A-3 distribution                            402,643.33

            5.    Class A-4 Note Interest Distribution                                     117,325.25
                  Class A-4 Note Principal Distribution                                          0.00
                                                 Aggregate Class A-4 distribution                            117,325.25

            6.    Class B Note Interest Distribution                                        38,154.29
                  Class B Note Principal Distribution                                      637,420.47
                                                   Aggregate Class B distribution                            675,574.76

            7.    Class C Note Interest Distribution                                        26,236.21
                  Class C Note Principal Distribution                                      347,683.89
                                                   Aggregate Class C distribution                            373,920.10

            8.    Class D Note Interest Distribution                                        73,645.50
                  Class D Note Principal Distribution                                      811,262.42
                                                   Aggregate Class D distribution                            884,907.92

            9.    Payment due to the Class A-3a Swap Counterparty                                             40,511.67

           10.    Deposit to the Cash Collateral Account                                                           0.00

           11.    Amounts in accordance with the CCA Loan Agreement                                                0.00

           12.    Remainder to the holder of the equity certificate                                                0.00
                                                                                                         ---------------

                         Collection Account Distributions =                                               24,727,042.25
                                                                                                         ===============

    B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

            1. Payment due on the Senior Loan                                                              1,891,496.46

            2. Payment due on the Holdback                                                                         0.00

            3. Payment to the Depositor                                                                            0.00
                                                                                                         ---------------

                         Cash Collateral Account Distributions =                                           1,891,496.46
                                                                                                         ===============
    C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT
                         Collection Account Distributions =                                                        0.00
                                                                                                        ---------------

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

          ------------------------------------------------------------------------------------------------------------------
                       Distribution             Class A-1           Class A-2             Class A-3             Class A-4
                          Amounts                  Notes               Notes                 Notes                 Notes
          ------------------------------------------------------------------------------------------------------------------
    1.                 Interest Due              187,104.68          169,333.33           402,643.33             117,325.25
    2.                 Interest Paid             187,104.68          169,333.33           402,643.33             117,325.25
    3.              Interest Shortfall                 0.00                0.00                 0.00                   0.00
                      ((1) minus (2))
    4.                Principal Paid          21,382,559.38                0.00                 0.00                   0.00

    5.           Total Distribution Amount    21,569,664.06          169,333.33           402,643.33             117,325.25
                      ((2) plus (4))


          ------------------------------------------------------------------------------------------------------------------
                       Distribution              Class B             Class C               Class D            Total Offered
                          Amounts                 Notes               Notes                 Notes                 Notes
          ------------------------------------------------------------------------------------------------------------------
    1.                 Interest Due               38,154.29           26,236.21            73,645.50           1,014,442.59
    2.                 Interest Paid              38,154.29           26,236.21            73,645.50           1,014,442.59
    3.              Interest Shortfall                 0.00                0.00                 0.00                   0.00
                      ((1) minus (2))
    4.                Principal Paid             637,420.47          347,683.89           811,262.42          23,178,926.16

    5.           Total Distribution Amount       675,574.76          373,920.10           884,907.92          24,193,368.75
                      ((2) plus (4))


IV. Information Regarding the Securities

    A Summary of Balance Information

         --------------------------------------------------------------------------------------------------------------------

                                       Applicable    Principal Balance     Class Factor   Principal Balance     Class Factor
                   Class                 Coupon           Sep-03              Sep-03            Aug-03             Aug-03
                                          Rate        Payment Date        Payment Date      Payment Date       Payment Date

         --------------------------------------------------------------------------------------------------------------------
    a.         Class A-1 Notes           1.2088%      147,481,308.19         0.60196       168,863,867.57        0.68924
    b.         Class A-2 Notes           1.2700%      160,000,000.00         1.00000       160,000,000.00        1.00000
    c.        Class A-3a Notes           1.2400%      218,000,000.00         1.00000       218,000,000.00        1.00000
    d.        Class A-3b Notes           1.6300%      114,000,000.00         1.00000       114,000,000.00        1.00000
    e.         Class A-4 Notes           2.1000%       67,043,000.00         1.00000        67,043,000.00        1.00000
    f.          Class B Notes            2.1100%       21,061,700.24         0.87871        21,699,120.71        0.90530
    g.          Class C Notes            2.6600%       11,488,200.14         0.87871        11,835,884.03        0.90530
    h.          Class D Notes            3.2000%       26,805,800.31         0.87867        27,617,062.73        0.90526

    i.              Total Offered Notes               765,880,008.88                       789,058,935.04

    j.           One - Month Libor Rate                      1.11000%

B Other Information

         ---------------------------------------------------------------------------------------------------------

                                                             Scheduled                     Scheduled
                                                         Principal Balance             Principal Balance
                                      Class                   Sep-03                        Aug-03
                                                           Payment Date                  Payment Date

         ---------------------------------------------------------------------------------------------------------
                                 Class A-1 Notes           149,546,269.00              172,908,529.00


         ---------------------------------------------------------------------------------------------------------


         --------------------------------------------------------------------------------------------------------------------
                                                                 Target           Class            Target          Class
                                                   Class    Principal Amount      Floor       Principal Amount     Floor
                                      Class     Percentage       Sep-03          Sep-03            Aug-03         Aug-03
                                                              Payment Date    Payment Date      Payment Date   Payment Date

         --------------------------------------------------------------------------------------------------------------------
                                     Class A      92.25%     706,524,308.20                  727,906,867.57
                                     Class B       2.75%      21,061,700.24         0.00      21,699,120.71       0.00
                                     Class C       1.50%      11,488,200.13         0.00      11,835,884.03       0.00
                                     Class D       3.50%      26,805,800.31         0.00      27,617,062.73       0.00

V. PRINCIPAL

   A. MONTHLY PRINCIPAL AMOUNT

        1. Principal Balance of Notes and Equity Certificates                                          789,058,935.04
           (End of Prior Collection Period)
        2. Contract Pool Principal Balance (End of Collection Period)                                  765,880,008.88
                                                                                                       ---------------
                                             Total monthly principal amount                             23,178,926.16

   B. PRINCIPAL BREAKDOWN                                                        No. of Accounts
                                                                                 ---------------
        1. Scheduled Principal                                                         61,785           22,199,895.52
        2. Prepaid Contracts                                                               75              600,667.86
        3. Defaulted Contracts                                                             44              378,362.78
        4. Contracts purchased by CIT Financial USA, Inc.                                   0                    0.00
                                                                                     ---------------------------------
           Total Principal Breakdown                                                   61,904           23,178,926.16

VI. CONTRACT POOL DATA

    A. CONTRACT POOL CHARACTERISTICS

                                              -------------------------------------------------------------------
                                                     Original                  Sep-03                Aug-03
                                                       Pool                 Payment Date          Payment Date
                                              -------------------------------------------------------------------
       1.  a.  Contract Pool Balance                871,593,322.00         765,880,008.88         789,058,935.04
           b.  No. of Contracts                             62,416                 61,904                 62,023
           c.  Pool Factor

       2.  Weighted Average Remaining Term                   39.20                  35.86                  36.73

       3.  Weighted Average Original Term                    44.80


    B. DELINQUENCY INFORMATION

                                                  ---------------------------------------------------------------------------
                                                           % of         % of Aggregate
                                                                       Required Payoff       No. of       Aggregate Required
                                                         Contracts          Amount          Accounts        Payoff Amounts
                                                  ---------------------------------------------------------------------------
      1. Current                                           94.31%           97.18%              58,382       749,551,926.59
         31-60 days                                         3.73%            1.86%               2,307        14,312,235.00
         61-90 days                                         0.73%            0.44%                 450         3,404,202.12
         91-120 days                                        0.40%            0.19%                 248         1,474,293.82
         120+ days                                          0.84%            0.34%                 517         2,598,194.15

               Total Delinquency                          100.00%          100.00%              61,904       771,340,851.68

      2. Delinquent Scheduled Payments:

         Beginning of Collection Period                                                   4,178,063.46
         End of Collection Period                                                         5,460,842.80
                                                                                          -------------

               Change in Delinquent Scheduled Payments                                    1,282,779.34


   C. DEFAULTED CONTRACT INFORMATION

      1. Required Payoff Amount on Defaulted Contracts                                      378,362.78
      2. Liquidation Proceeds received                                                      182,361.26
                                                                                          -------------
      3. Current Liquidation Loss Amount                                                    196,001.52

      4. Cumulative Liquidation Losses to date                                              446,042.30

                    % of Initial Contracts                                                       0.165%
        % of Initial Contract Pool Balance                                                       0.051%

VII. MISCELLANEOUS INFORMATION

     A. SERVICER ADVANCE BALANCE

         1. Opening Servicer Advance Balance                                     4,178,063.46
         2. Current Period Servicer Advance                                      2,981,276.95
         3. Recoveries of prior Servicer Advances                               (1,698,497.61)
                                                                               --------------
         4. Ending Servicer Advance Balance                                      5,460,842.80

     B. CASH COLLATERAL ACCOUNT

         1. Applicable Rates for the Interest Period:
            a.  Libor Rate for the Interest Period                                                1.1100%
            b.  Senior Loan Interest Rate                                                         4.6100%
            c.  Holdback Amount Interest Rate                                                     7.1100%

         2. Opening Cash Collateral Account                                                                 65,097,362.14

         3. Deposit from the Collection Account                                                                      0.00

         4. Withdrawals from the Cash Collateral Account                                                       (68,395.52)

         5. Investment Earnings                                                                                 47,630.57

         6. Investment Earnings Distributions:
            a. Senior Loan Interest                                                                            (47,630.57)
            b. Senior Loan Principal                                                                                 0.00
            c. Holdback Amount Interest                                                                              0.00
            d. Holdback Amount Principal                                                                             0.00
                                                                                                            -------------
                             Total Investment Earnings distributions                                           (47,630.57)

         7. Remaining available amount                                                                      65,124,227.76

         8. Required Cash Collateral Account Amount                                                         63,185,100.73

         9. Cash Collateral Account Surplus/ (Shortfall)                                                     1,939,127.03

        10. Distribution of CCA Surplus:
            a. Senior Loan Principal                                                                        (1,843,865.89)
            b. Holdback Amount Principal                                                                             0.00
                                                                                                            -------------
                                             Total Distribution of Surplus                                  (1,843,865.89)

        11. Ending Cash Collateral Account                                                                  63,185,100.73

        12. Cash Collateral Account deficiency                                                                       0.00


     C. OTHER RELATED INFORMATION

          1. Assumed Fixed Swap rate for Class A-3a                                    1.5870%

          2. Discount Rate                                                             2.4530%

          3. Life to Date Prepayment (CPR)                                             3.7376%

          4. Life to Date Substitutions:

             a. Prepayments                                                 0.00

             b. Defaults                                                    0.00



             ---------------------------------------------------------------------------
                                              Sep-03                       Aug-03
             Item                          Payment Date                 Payment Date
             ---------------------------------------------------------------------------
             a.  Senior Loan               19,707,479.47                21,551,345.36
             b.  Holdback Amount           42,271,204.00                42,271,204.00

          NCT Funding Company LLC, JPMorgan Chase, as trustee under the Indenture, and CIT Financial USA, Inc., in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
          Officer of the Servicer and, pursuant to Section 9.02 of the
                  Pooling and Servicing Agreement, I DO HEREBY
      FURTHER CERTIFY the following report with respect to the Payment Date occurring on 09/22/03

        This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                             CIT Financial USA, Inc.

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer